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                                                                   Exhibit 10.18

                            COMBINATORX, INCORPORATED

                     OMNIBUS AMENDMENT AND WAIVER AGREEMENT

     This Omnibus Amendment and Waiver Agreement ("Agreement") is made effective as of December 8, 2004 ("Effective Date") by and among CombinatoRx, Incorporated, a Delaware corporation (the "Company"), and the following holders of the Company's stock and warrants (collectively, the "Holders") as have executed a counterpart signature page to this Agreement.

     WHEREAS, the Company is planning on consummating the sale of shares of its $0.001 par value per share common stock ("Common Stock") pursuant to a registration statement filed or to be filed by the Company under the federal Securities Act of 1933, as amended, in connection with an underwritten offering of such shares to the general public (the "Public Offering");

     WHEREAS, the Company is a party to each of the following agreements and each of the Holders is a party to one or more of the following agreements:

     (a) that certain Second Amended and Restated Investors' Rights Agreement dated as of February 18, 2004, as amended by that certain Omnibus Consent, Waiver, and Amendment Agreement dated August 5, 2004 (as amended, the "Investors' Rights Agreement");

     (b) that certain Second Amended and Restated Voting Agreement dated as of February 18, 2004, as amended by that certain Omnibus Consent, Waiver, and Amendment Agreement dated August 5, 2004 (as amended, the "Voting Agreement");

     (c) that certain Second Amended and Restated Co-Sale Agreement dated as of February 18, 2004, as amended by that certain Omnibus Consent, Waiver, and Amendment Agreement dated August 5, 2004 (as amended, the "Co-Sale Agreement" and with the Investors' Rights Agreement and the Voting Agreement, collectively, the "Stockholder Agreements"); and

     (d) that certain Registration Rights Agreement ("Registration Rights Agreement") entered into as of April 25, 2001 by and between the Company and Silicon Valley Bank ("SVB");

     WHEREAS, various provisions of the Stockholders Agreements are triggered by or may apply to a transaction in which the Company sells shares of its capital stock (whether or not pursuant to a registered underwritten offering to the general public);

     WHEREAS, certain of the Holders possess rights to register shares of Common Stock pursuant to the Investors' Rights Agreement or pursuant to the Registration Rights Agreement;

     WHEREAS, the Company may effect a stock dividend, combination, split, recapitalization, or similar capital reorganization (a "Reorganization") prior to the Public Offering;

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     WHEREAS, various provisions of the Stockholders Agreements refer to specific numbers of shares which need to be changed in connection with any Recapitalization; and

     WHEREAS, the Company and the undersigned Holders desire to ensure the orderly consummation of the Public Offering and the orderly administration of the terms and provisions of the Stockholder Agreements pending and following the Public Offering and any Recapitalization;

     NOW, THEREFORE, in consideration of the foregoing and the terms and provisions set forth below, the sufficiency of which consideration is acknowledged by all parties to be adequate, the parties executing below agree to the terms and provisions set forth below.

SECTION 1.   AMENDMENT OF STOCKHOLDER AGREEMENTS.

(a) Pursuant to section 5.7 of the Investors' Rights Agreement, effective as of the Effective Date, the Company and those of the Holders who are parties to the Investors' Rights Agreement, being the holders of a majority of the "Registrable Securities" (as that term is defined in the Investors' Rights Agreement) hereby amend the Investors' Rights Agreement as follows:

     (i) the first paragraph of section 2.1 of the Investors' Rights Agreement is hereby amended by adding after the reference to "100,000" the following passage "(as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares)";

     (ii) sections 2.2(h)(iii), (iv), (v), and (vi) of the Investors' Rights Agreement are deleted in their entirety and there are hereby substituted the following paragraphs:

          "(iii) up to an aggregate of 20,250 (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares) shares of Common Stock issued upon the exercise of the outstanding warrants issued to Paul Clark, Karen Elbing and Kristina Bieker-Brady,

          "(iv)   up to an aggregate of 17,534 (as adjusted for any stock
          dividends, combinations, splits, recapitalizations, and the like with respect to such shares) shares of Common Stock or 15,750 (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares) shares of Series B Preferred Stock upon the exercise of an outstanding warrant issued to Silicon Valley Bank,

          "(v)    up to an aggregate of 49,000 (as adjusted for any stock
          dividends, combinations, splits, recapitalizations, and the like with respect to such shares) shares of Common Stock or Series C Preferred Stock issued upon the exercise of outstanding warrants issued to Comerica Incorporated (formerly Comerica Bank - California and Comerica Bank),

          "(vi)   up to an aggregate of 128,000 (as adjusted for any stock
          dividends, combinations, splits, recapitalizations, and the like with respect

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          to such shares) shares of Common Stock issued upon the exercise of an outstanding warrant issued to Rockport Venture Securities, LLC,";

     (iii) section 2.4 of the Investors' Rights Agreement is deleted in its entirety and there is hereby substituted the following paragraph:

          "2.4    TERMINATION OF CERTAIN COVENANTS. The covenants set forth in
          Sections 2.1, 2.2, and 2.3 shall terminate and be of no further force or effect upon the consummation of the sale of equity securities pursuant to a registration statement filed by the Company under the Act in connection with an underwritten public offering of its equity securities with a price per share as approved by a committee of the Company's Board of Directors designated as the "Pricing Committee" ("Qualified Public Offering").";

     (iv) section 3.3 of the Investors' Rights Agreement is deleted in its entirety and there is hereby substituted the following paragraph:

          "3.3    TERMINATION. All covenants under this Section 3 shall
          terminate upon the completion of a Qualified Public Offering."; and

     (v) section 5.7 of the Investors' Rights Agreement is deleted in its entirety and there is hereby substituted the following paragraphs:

          "5.7    AGREEMENTS OR WAIVER. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or specifically and either retroactively or prospectively), only by an instrument in writing executed by (a) the Company and (b) the holders of a majority of the Registrable Securities then outstanding; provided that this Agreement may be amended to add a new investor purchasing shares of Common Stock or Series D Preferred Stock from the Company pursuant to any of the following:

                  (i) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners IV, L.P. on September 7, 2004;

                  (ii) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners V, L.P. on September 7, 2004; or

                  (iii) that certain warrant to purchase Common Stock or Series D Preferred Stock originally issued to General Electric Capital Corporation on September 15, 2004,

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          as an Investor hereunder by an instrument executed solely by the
          Company and such new investor and upon such amendment Schedule A hereto shall be amended to add such new investor. Any amendment or waiver so effected shall be binding upon the Company, each of the other parties hereto and any assignee or successor of any such party."

(b) Pursuant to section 3.5 of the Voting Agreement, effective as of the Effective Date, the Company and those of the Holders who are parties to the Voting Agreement, being the holders of a majority of the "Investor Shares" (as that term is defined in the Voting Agreement) and the holders of a majority of the "Founder Shares" (as that term is defined in the Voting Agreement) hereby amend the Voting Agreement as follows:

     (i) section 2 of the Voting Agreement is deleted in its entirety and there is hereby substituted the following paragraph:

          "2.     TERMINATION. This Agreement shall continue in full force and effect from the date hereof through the date of the closing of an underwritten public offering of the common stock of the Company, $0.001 par value per share (the "Common Stock") pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, in which the price per share of Common Stock to the public is that amount approved by a committee of the Company's Board of Directors designated as the "Pricing Committee"."; and

     (ii) the last sentence of section 3.5 of the Voting Agreement is deleted in its entirety and there is hereby substituted the following sentence:

          "Notwithstanding the foregoing, this Agreement may be amended to add a new investor purchasing shares of Common Stock or Series D Preferred Stock from the Company pursuant to any of the following:

                  (i) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners IV, L.P. on September 7, 2004;

                  (ii) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners V, L.P. on September 7, 2004; or

                  (iii) that certain warrant to purchase Common Stock or Series D Preferred Stock originally issued to General Electric Capital Corporation on September 15, 2004,

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          as an Investor hereunder by an instrument executed solely by the
          Company and such new investor and upon such amendment Schedule A hereto shall be amended to add such new investor."

(c) Pursuant to section 11.6 of the Co-Sale Agreement, effective as of the Effective Date, the Company and those of the Holders who are parties to the Co-Sale Agreement, being the holders of a majority of the voting power of all "Shares" then held by "Preferred Stockholders" (as those terms are defined in the Co-Sale Agreement) and the holders of a majority of the voting power of all "Shares" held by "Founders" and "Management Members" (as those terms are defined in the Co-Sale Agreement) hereby amend the Co-Sale Agreement as follows:

     (i) section 9.1 of the Co-Sale Agreement is deleted in its entirety and there is hereby substituted the following paragraph:

          "9.1    This Agreement shall terminate in its entirety upon the
          closing of the Company's underwritten public offering of the Common Stock pursuant to a Form S-1 (or any successor form) which has been declared effective by the Securities and Exchange Commission and in which the Common Stock is sold to the public at a per share price approved by a committee of the Company's Board of Directors designated as the "Pricing Committee" (the "Qualified Public Offering")."

     (ii) the last sentence of section 11.6 is deleted in its entirety and there is hereby substituted the following sentence:

          "Notwithstanding the foregoing, this Agreement may be amended to add a new investor purchasing shares of Common Stock or Series D Preferred Stock from the Company pursuant to any of the following:

                  (i) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners IV, L.P. on September 7, 2004;

                  (ii) those certain warrants to purchase Common Stock or Series D Preferred Stock originally issued by the Company to Lighthouse Capital Partners V, L.P. on September 7, 2004; or

                  (iii) that certain warrant to purchase Common Stock or Series D Preferred Stock originally issued to General Electric Capital Corporation on September 15, 2004,

             as a Preferred Stockholder hereunder by an instrument executed solely by the Company and such new investor and upon such amendment Schedule A hereto shall be amended to add such new investor."; and

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     (iii)   section 11.7 is hereby amended by adding after the reference to
     "100,000" the following passage "(as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares)".

SECTION 2.   WAIVERS.

(a) Pursuant to section 5.7 of the Investors' Rights Agreement, the Company and those of the Holders who are parties to the Investors' Rights Agreement, being the holders of a majority of the "Registrable Securities" (as that term is defined in the Investors' Rights Agreement), for themselves and for all other parties to the Investors' Rights Agreement, hereby waive the following rights under the Investors' Rights Agreement solely in connection with the Public Offering and the shares of Common Stock issuable by the Company in connection with the Public Offering:

     (i)     those rights of first offer and other rights described in
     Section 2.2 of the Investors' Rights Agreement; and

     (ii) those rights with respect to the "Directed Share Program" and other rights described in Section 4 of the Investors' Rights Agreement.

(b) Pursuant to section 2.1 of the Registration Rights Agreement, SVB hereby waives its rights as described in Section 1.2 of the Registration Rights Agreement to include in the Public Offering shares of the Company's capital stock held by or issuable to SVB.

SECTION 3.   CONFIRMATION OF CONTINUED EFFECT; AUTHORITY TO MAKE CHANGES.

(a) The Company and the Holders executing a counterpart signature page to this Agreement agree that the Investors' Rights Agreement as modified herein shall remain in full force and effect as so modified, the Voting Agreement as modified herein shall remain in full force and effect as so modified, and the Co-Sale Agreement as modified herein shall remain in full force and effect as so modified.

(b) In order to reduce the costs associated with the foregoing amendments and waivers, and the consummation of the Public Offering and any Recapitalization, the undersigned Holders hereby give the authority to the officers of the Company to make non-substantive changes to the amendments described in this Agreement without first seeking the consent of the Company's stockholders and directors.

SECTION 4.   MISCELLANEOUS PROVISIONS.

(a) This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of laws.

(b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors, and other legal representatives.

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(c)  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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